                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2000

                                 [KEYCORP LOGO]
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
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    (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5.  OTHER EVENTS

On October 17, 2000, the Registrant issued a press release announcing its earnings results for the three-month and nine-month periods ended September 30, 2000. This press release, dated October 17, 2000, is attached as Exhibit 99 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99 The Registrant's October 17, 2000, press release announcing its earnings results for the three-month and nine-month periods ended September 30, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      KEYCORP
                                       --------------------------------------
                                                   (Registrant)


Date:  October 18, 2000                           /s/ Lee Irving
                                       --------------------------------------
                                       By:   Lee Irving
                                             Executive Vice President
                                             and Chief Accounting Officer